UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2009

ROYAL GOLD, INC.
______________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

______________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On February 23, 2009, Royal Gold, Inc. announced updated reserve estimates from the operator of the Peñasquito project in Zacatecas, Mexico, and from the operator of the Cortez Pipeline Mining Complex (Crossroads deposit) in Nevada.  The information contained in the press release dated February 23, 2009, is incorporated herein by reference and is filed as Exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release dated February 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

Dated: February 24, 2009	By:	/s/ Bruce C. Kirchhoff
Name: Bruce C. Kirchhoff
Title: Vice President and General Counsel

Exhibit Index

Exhibit No.

99.1           Press Release dated February 23, 2009